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                                                                    EXHIBIT 99.2

       CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


I, Gary C. Huber, the Chief Financial Officer of Canyon Resources Corporation (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           1) the Annual Report on Form 10-K of the Company for the period ended December 31, 2002, (the "Form 10-K"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           2) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.










Date:  April 15, 2003                                   /s/ Gary C. Huber
                                                        -----------------------
                                                        Gary C. Huber
                                                        Chief Financial Officer